POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Michael S. Petrucelli, Mark Karpe, Jacqueline Henning and Lenore J.
McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which The JPM Pierpont Funds or The JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July 1997.


Frederick S. Addy

/s/ Frederick S. Addy

JPM502C

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






                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Michael S. Petrucelli, Mark Karpe, Jacqueline Henning and Lenore J.
McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which The JPM Pierpont Funds or The JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July 1997, in Hamilton, Bermuda.


William G. Burns

/s/ William G. Burns

JPM502C

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





                                POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Michael S. Petrucelli, Mark Karpe, Jacqueline Henning and Lenore J.
McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which The JPM Pierpont Funds or The JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July 1997, in Hamilton, Bermuda.


Arthur C. Eschenlauer

/s/ Arthur C. Eschenlauer

JPM502C

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






                                POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Michael
S. Petrucelli, Mark Karpe, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which The JPM Pierpont Funds or The JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July 1997, in Hamilton, Bermuda.


Matthew Healey

/s/ Matthew Healey

JPM502C

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






                                POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Michael S. Petrucelli, Mark Karpe, Jacqueline Henning and Lenore J.
McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which The JPM Pierpont Funds or The JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of July 1997, in Hamilton, Bermuda.


Michael P. Mallardi

/s/ Michael P. Mallardi

JPM502C

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






                                POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Keeley, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Michael
S. Petrucelli, Mark Karpe, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities (i) the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust (each a "Trust"); (ii) the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any separate registered investment company (each such separate registered investment company, a "Portfolio") in which The JPM Pierpont Funds or The JPM Institutional Funds invest, in either case with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and (iii) any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust and Portfolio to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of July 1997, in Hamilton, Bermuda.


Richard W. Ingram

/s/ Richard W. Ingram

JPM502C






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